Wegener Corporation and subsidiary

EXHIBIT 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. SECTION 1350,
As Adopted Pursuant to
 Section 906 of the Sarbanes-Oxley Act of 2002

I, James Traicoff, the Chief Financial Officer of Wegener Corporation (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended September 3, 2010 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Traicoff

Name:	James Traicoff
Title:	Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	November 15, 2010